UNITED STATES
                   SECURITIES AND EXCHANGE COMMISION
                        Washington, D.C. 20549

                              FORM 8-K/A
                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): November 9, 2004



                           DCI USA, INC.
     (Exact name of registrant as specified in its charter)

          Delaware               000-31143                22-3742159
(State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)           File Number)         Identification No.)

                        231 Norman Avenue
                    Brooklyn, New York 11222
            (Address of principal executive offices)


                          718-383-5255
      (Registrant's telephone number, including area code)

                            _______________
     (Former name or former address, if changed since last report.)

Section 5-Corporate Governance and Management
Item 5.01 Changes in Control of Registrant.

As previously disclosed, on November 9, 2004, DCI USA, Inc., formerly known as Gavella Corp. (the "Company"), executed a Subscription Agreement with Direct Capital Investments, Ltd. ("Purchaser") pursuant to which, among other things, Purchaser purchased 31,500,000 post-reverse split shares of common stock (the "Purchased Shares") of the Company. The Purchased Shares represented 90% of the issued share capital of the Company on a fully-diluted basis. Simultaneous with the closing, the Company transferred all of its assets and liabilities to its subsidiary, Bartram Holdings, Inc. and disposed of 80% of its interest. At the closing, the Company had no liabilities other than an obligation to pay $80,000 to Bartram. Reference is made to the description of these transactions and the related agreements which were filed on Current Report on Form 8-K dated November 10, 2004.
The purpose of this amendment is to provide unaudited pro forma financial information reflecting the transaction which were not included in the original filing of this Current Report on Form 8-K. The objective of this information is to show what the significant effects on the historical information might have been had the transaction occurred on an earlier date. The pro forma balance sheet as of September 30, 2004, which assumes the transaction occurred on September 30, 2004, reflects the position of the Company after giving effect to the issuance of the Purchased Shares and the disposition by the Company of 80% of Bartram. The pro forma statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 assume the transaction occurred January 1, 2003.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

  (a)  Financial Information.   Not applicable
  (b)  Pro forma financial information.
          Accountants' Report
          Pro Forma Balance Sheet as of September 30, 2004
          Pro Forma Statements of Operations for the nine months ended September 30, 2004
          Pro Forma Statement of Operations for the year ended
          December 31, 2003
          Notes to Pro Forma Financial Statements
  (c)  Exhibits  Not applicable

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DCI USA, INC.
                                        (Registrant)

                                        By: /s/ Adam Ofek
                                        Adam Ofek, President and Chief
                                        Financial Officer

Date:  March 11, 2005

                        DCI USA, INC.

               PRO FORMA FINANCIAL STATEMENTS

                  AS OF SEPTEMBER 30, 2004

                             AND

             PERIODS ENDED  SEPTEMBER 30, 2004,
                    AND DECEMBER 31, 2003

                        DCI USA, INC.
               PRO FORMA FINANCIAL STATEMENTS
                      TABLE OF CONTENTS



                                                     Page

Accountants' report                                    1

Pro forma financial statements

 Pro forma balance sheet as of September 30, 2004      2

 Pro forma statements of operations for
   the nine months ended September 30, 2004            3

  Pro forma statement of operations for
   the year ended December 31, 2003                    4

Notes to pro forma financial statements             5 - 7

               INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors and Stockholders
DCI USA, Inc.
Brooklyn, New York

We have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma balance sheet of DCI USA, INC. as of September 30, 2004 and the related pro forma statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003. The historical financial statements are derived from the historical financial statements of DCI USA, INC. (formerly Gavella Corp.) as of
December 31, 2003 which were audited by us, and as of September 30, 2004 which were reviewed by us, and which are herein incorporated by reference. Such pro forma adjustments are based on management's assumptions as described in Note 1. DCI USA, INC.'s management is responsible for the pro forma financial information.

Our review was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro forma financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma balance sheet as of September 30, 2004, and the pro forma statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003.

                              HAEFELE, FLANAGAN & CO., P.C.

Moorestown, New Jersey
March 3, 2005

               DCI USA, INC.
           PROFORMA BALANCE SHEET
          AS OF SEPTEMBER 30, 2004
               (UNAUDITED)

               ASSETS

                           Historical                              Proforma
                           September 30,        Proforma           September 30,
                           2004                 Adjustments        2004
                           ----------          -----------         ---------
Rental property, net       $3,137,310 a       $(3,137,310)          $    -0-
Cash                          203,230 a,b,d      (123,230)           80,000
Cash held in escrow            25,052 a           (25,052)                -
Accounts receivable,
 net of allowance for
 doubtful accounts
 of $5,400 and $4,000          17,062 a           (17,062)                -
Marketable Securities          20,125 a           (20,125)                -
Notes receivable               96,560 a,b         673,440           770,000
Interest Receivable                -0-                                    -
Prepaid expenses               86,998 a           (86,998)                -
Deferred financing
 costs, net                    76,180 a           (76,180)                -
Investment in Bartram
 Holdings, Inc.                   -0- c               -0-                 -
Investments, at cost            5,780 a            (5,780)                -
                           ----------          -----------         ---------
      Total Assets         $3,668,297         $(2,818,297)         $850,000
                           ==========          ===========        ==========

             LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities
  Mortgage notes payable   $3,955,009 a       $(3,955,009)              $-0-
  Notes payable               275,000 a,d        (195,000)           80,000
  Accrued interest             16,005 a           (16,005)               -0-
  Accounts payable             13,775 a           (13,775)               -0-
  Accrued expenses             12,251 a           (12,251)               -0-
  Security deposit payable     83,487 a           (83,487)               -0-
  Deferred revenue                -0-                                    -0-
  Other liabilities             6,196 a            (6,196)               -0-
                           ----------          -----------         ---------
        Total Liabilities   4,361,723          (4,281,723)           80,000
                           ----------          -----------         ---------
Minority Interest                -0-            -0-            -0-
                           ----------          -----------         ---------
Stockholders' Deficit
 Common Stock                   6,750 b            31,500            38,250
 Additional paid-in capital   820,700 b,c,d       738,500         1,559,200
 Accumulated deficit       (1,520,876)a           693,426          (827,450)
                           ----------          -----------         ---------
   Total stockholders'
     equity (deficit)       (693,426)           1,463,426            770,000
                           ----------          -----------         ---------
   Total Liabilities and
    Stockholders' Equity
    (Deficit)              $3,668,297         $(2,818,297)          $850,000
                           ==========          ===========        ==========


See accompanying notes to pro forma financial statements.

DCI INC. USA
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

                                    Historical                      Proforma
                                    September 30,   Proforma        September 30,
                                    2004            Adjustments     2004
                                   ---------        ----------      -------------
Revenues                           $754,336 e,f     $(685,036)      $69,300
                                   ---------        ----------      --------
Operating expenses
   Administrative expenses          294,558 e,g      (228,901)       65,657
   Utilities                        107,145 e        (107,145)          -0-
   Operating and maintenance        110,453 e        (110,453)          -0-
   Taxes and insurance              125,519 e,g      (124,519)        1,000
   Depreciation and amortization    116,156 e        (116,156)          -0-
                                   ---------        ----------      --------
      Total operating expenses      753,831          (687,174)       66,657
                                   ---------        ----------      --------
Operating income                        505             2,138         2,643
                                   ---------        ----------      --------
Other income (expense)
      Interest income                10,081 e         (10,081)          -0-
      Interest expense             (174,017)e,f       166,817        (7,200)
      Capital Gain                   12,734 e         (12,734)          -0-
      Impairment loss on
        investment                  (11,220)e          11,220           -0-
                                   ---------        ----------      --------
         Total other income
          (expense)                (162,422)          155,222        (7,200)
                                   ---------        ----------      --------
Net loss                          $(161,917)         $157,360       $(4,557)
                                   =========        ==========      ========

Basic net loss per share -
      Pro Forma
         Net loss                    $(0.02)            $0.02        $(0.00)
                                   =========        ==========      ========
Average number of
 common shares outstanding -
      Basic - Pro Forma            6,261,818 h      28,738,182     35,000,000
                                   =========        ==========     ===========

See accompanying notes to pro forma financial statements

DCI INC. USA
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(UNAUDITED)

                                    Historical                      Proforma
                                    December 31,    Proforma        December 31,
                                    2003            Adjustments     2003
                                   ---------        ----------      -------------
Revenues                            $997,275 e,f    $(904,875)      $92,400
                                   ---------        ----------      --------
Operating expenses
   Administrative expenses           300,857 e,g     (232,547)       68,310
   Utilities                         129,571 e       (129,571)          -0-
   Operating and maintenance         147,359 e       (147,359)          -0-
   Taxes and insurance               162,898 e,g     (161,047)        1,851
   Depreciation and amortization     141,982 e       (141,982)          -0-
                                   ---------        ----------      --------
     Total operating expenses        882,667         (812,506)       70,161
                                   ---------        ----------      --------
Operating income                     114,608          (92,369)       22,239
                                   ---------        ----------      --------
Other income (expense)
   Interest income                    16,827 e        (16,827)          -0-
   Interest expense                 (323,887)e,f      314,287        (9,600)
   Debt extinguishment costs        (360,713)e        360,713           -0-
   Capital gain                       23,750 e        (23,750)          -0-
   Corporate reorganization costs    (54,886)e         54,886           -0-
                                   ---------        ----------      --------
     Total other income (expense)   (698,909)         689,309        (9,600)
                                   ---------        ----------      --------
Net income (loss)                  $(584,301)        $596,940       $12,639
                                   =========        ==========      ========
Basic net loss per share -
   Pro Forma
      Net loss                       $(0.15)            $0.02         $0.00
                                   =========        ==========      ========

Average number of common
  shares outstanding -
      Basic - Pro Forma            3,952,188 h      31,047,812     35,000,000
                                   =========        ==========     ==========

See accompanying notes to pro forma financial statements

                        DCI USA, INC.
           NOTES TO PRO FORMA FINANCIAL STATEMENTS
          SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                         (UNAUDITED)


Note 1 - Basis of Presentation

The unaudited pro forma financial information of DCI USA, Inc., formerly Gavella Corp., (the "Company") is based on and should be read in conjunction with the historical consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and the unaudited consolidated financial statements filed in the Company's Quarterly Reports on Form 10-QSB for the nine months ended September 30, 2004. The Pro Forma Balance Sheet as of
September 30, 2004 reflects the position of the Company after giving effect to the common stock purchase by Direct Capital Investments, Ltd. ("DCI"), and the disposition of an 80% interest in its wholly-owned subsidiary, Bartram Holdings, Inc., and assumes the transactions occurred as of September 30, 2004. The Pro Forma Statements of Operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 assume the transactions took place January 1, 2003.

In the opinion of management, the accompanying pro forma financial statements includes all material adjustments necessary to reflect, on a pro forma basis, the impact of the transactions on the historical financial information of the Company. The adjustments described in the notes to the unaudited pro forma financial statements and are set forth in the "Pro Forma Adjustments" columns.

The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

Note 2  - Background

On November 9, 2004, the Company, executed a Subscription Agreement with DCI pursuant to which, among other things, DCI purchased 31,500,000 post-reverse split shares of common stock (the "Purchased Shares") of the Company, for $900,000. The Purchased Shares represent 90% of the issued share capital of the Company on a fully-diluted basis. DCI is an Israeli company which is traded on the Tel Aviv Stock Exchange. The purchase price paid to the Company consisted of (i) an assignment to the Company of a promissory note made by 231 Norman Avenue, LLC, a New York limited liability company to DCI in the amount of $770,000 (the "Note"), and
(2) cash in the amount of $130,000, $50,000 of which was paid at closing. The balance of $80,000 is due November 30, 2004.

                        DCI USA, INC.
           NOTES TO PRO FORMA FINANCIAL STATEMENTS
          SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                         (UNAUDITED)


Note 2  - Background (continued)

In conjunction with the closing, the Company transferred all of its assets and liabilities to its 100% wholly owned subsidiary, Bartram Holdings, Inc. ("Bartram") and disposed of 80% of its interest. At closing, the Company had no liabilities other than an obligation to pay $80,000 to Bartram as a contribution.

Immediately after the closing on the Purchased Shares by DCI, the Company's assets consisted of the Note and its remaining 20% interest in Bartram. The cash paid to the Company at the closing was contributed to Bartram. The primary asset of Bartram is an 80% indirect interest in the Spring Village Apartment Complex, located in Sharon Hill, Pennsylvania.


Note 3 - Pro Forma Adjustments (Unaudited)

Proforma Adjustments were made to give effect to the following transactions:

  a. To eliminate the assets and liabilities of the Company's 100% wholly owned subsidiary, Bartram, included in the Company's historical consolidated balance sheet as of September 30, 2004 and to transfer the remaining assets and liabilities of the former Gavella Corp. to Bartram.

  b. To recognize the November 9, 2004 sale of 31,500,000 shares of the Company's common stock, par value $.001, in exchange for $130,000 cash and assignment of a $770,000 note receivable from DCI to the Company.

  c. To recognize the disposal of an 80% interest in Bartram to the Company's former officer/director. The Company's remaining 20% investment in Bartram will be accounted for under the equity method of accounting. Under the equity method of accounting, investments can not be reduced below zero. Consequently, for financial statement purposes, the Company's 20% investment in Bartram has been adjusted to a carrying value of $-0-.

  d. To recognize the Company's contribution to Bartram of $130,000 in the form of $50,000 cash and $80,000 note payable to Bartram.

                        DCI USA, INC.
           NOTES TO PRO FORMA FINANCIAL STATEMENTS
          SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                         (UNAUDITED)


Note 3 - Pro Forma Adjustments (Unaudited) - continued


  e.   To reverse the non-recurring operations of the Company.

  f. To recognize 12% interest earned on the $770,000 note receivable as revenues earned and 12% interest expense on the $80,000 note payable during the periods.

  g. To reflect corporate allocations which were originally charged to Gavella Corp. that would be recorded as an ongoing expense of the Company.

  h. To give effect to the 1:2 reverse stock split and the issuance of 31,500,000 shares of the Company's common stock.